UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008 (April 22, 2008)

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information.

Item 2.02	Results of Operations and Financial Condition

On April 23, 2008, WellPoint, Inc. (the “Company”) issued a press release reporting its financial results for its fiscal first quarter ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

All of the information furnished in this report (including Exhibit 99.1 hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Section 5—Corporate Governance and Management.

Section 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 22, 2008, the Board of Directors of the Company appointed John E. Gallina, age 48, on an interim basis as the Chief Accounting Officer of the Company effective immediately. Mr. Gallina replaces Wayne S. DeVeydt as Chief Accounting Officer and Mr. DeVeydt will continue as the Chief Financial Officer and Executive Vice President of the Company.

Mr. Gallina has held numerous financial positions with the Company since 1994. In addition to the Chief Accounting Officer position, Mr. Gallina continues as Vice President and Chief Financial Officer of the Comprehensive Health Solutions Business Unit of the Company, a position he has held since January, 2008. Prior thereto, Mr. Gallina was Vice President, Corporate Financial Planning & Analysis of the Company since August, 2002. Mr. Gallina is a participant in the WellPoint, Inc. Executive Agreement Plan and subject to the covenants and restrictions contained therein.

Section 9—Financial Statements and Exhibits.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Exhibit
99.1	Press Release dated April 23, 2008 reporting WellPoint, Inc. financial results for its fiscal first quarter ended March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2008

WELLPOINT, INC.

By:	/s/ John Cannon
Name:	John Cannon
Title:	EVP and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated April 23, 2008 reporting WellPoint, Inc. financial results for its fiscal first quarter ended March 31, 2008.